EXHIBIT 23.01 - Consent of Malone & Bailey, PLLC

                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of JV Web, Inc. on Form SB-2 of our report dated December 3, 1997, appearing in the Prospectus, which is part of this Registration Sttement.


MALONE & BAILEY

December 24, 1997